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Exhibit 10.15
         This Agreement is made as of the last date signed below between CLIENT identified on the last page of this Agreement (herein called CLIENT) and METRO FACTORS, INC. a Texas corporation with its principal place of business located in Dallas, Texas (herein called METRO). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CLIENT agrees to sell to METRO and METRO agrees to purchase from CLIENT accounts receivable for the sale of inventory or goods or rendering of services or labor upon the following terms and conditions:

1.   DEFINITIONS
     1.1. CUSTOMER. That person or business entity legally obligated to pay an INVOICE sold and/or assigned by CLIENT to METRO.
     1.2. INVOICE. Any right to payment for the sale of inventory or goods or the rendering of services or labor by CLIENT.
     1.3. ELIGIBLE INVOICE. An INVOICE that complies with all representations, warranties, and covenants of this Agreement, is not more than ninety
          (90) days old from the original date of such INVOICE, and is within approved credit limits pursuant to Paragraph 3 of this Agreement, and is due from a CUSTOMER whose debt to METRO which is more than ninety
          (90) days from the date of INVOICE does not exceed 25.0% of such CUSTOMER'S total debt to METRO.
     1.4. RECOURSE BASIS. The purchase of INVOICES from CLIENT by METRO wherein CLIENT retains the risk of non-payment of an INVOICE by a CUSTOMER for any reason whatsoever.
     1.5. DISPUTE. Any defense, dispute, offset, or claim asserted by a CUSTOMER with respect to an INVOICE.
     1.6. NET CASH EMPLOYED. The total outstanding and unpaid face amount of INVOICES purchased by METRO from CLIENT minus CLIENT'S RESERVE FUND on the day such figure must be determined.
     1.7. MAXIMUM NET CASH EMPLOYED. The NET CASH EMPLOYED shall not exceed $2,000,000.
     1.8. UCC. Any word or phrase used in the Uniform Commercial Code of Texas ("UCC") and not defined in this Agreement has the meaning given to the word or phrase in the UCC.
     1.9. SOLVENT. As the term relates to CLIENT, the ability of CLIENT to pay its debts in a manner that does not have a material adverse effect upon CLIENT'S performance of all its obligations to CUSTOMERS whose INVOICES have been sold to METRO by CLIENT or in which METRO has a security interest that will, or reasonably may prevent or significantly delay the payment of such INVOICES within the terms of such INVOICES.

2. SALE OF ACCOUNTS. In CLIENT'S sole discretion, CLIENT shall determine the INVOICES that are to be offered for sale to METRO; however if any INVOICES of a particular CUSTOMER are offered for sale to and purchased by METRO. Which such purchases will not be unreasonably refused by METRO, CLIENT agrees to offer for sale to METRO all INVOICES due form respective CUSTOMER provided that CLIENT may elect at the time of offer for sale to METRO for METRO to purchase such INVOICES on a non-advance basis and shall so designate by submitting such INVOICES to METRO on a separate schedule of assignment and under a separate account number established for such purpose. INVOICES purchased by METRO on a non-advances basis shall be subject to a reduced commission rate (see Paragraph 5.2) and an increased RESERVE FUND requirement (see Paragraph 6). All such INVOICES offered for sale to METRO shall be identified by separate and subsequent written assignments in a form approved by METRO, which form shall include, but not be limited to, all forms of electronic transfers. METRO shall delete from such assignments any INVOICES not purchased by METRO and return a copy of such assignment to CLIENT with such deletions so marked. CLIENT will immediately upon sale of INVOICES to METRO make proper entries on its books and records disclosing the absolute sale of all such INVOICES to METRO. All INVOICES purchased by METRO from CLIENT constitute a sale of accounts and legal and equitable title to said INVOICES shall pass to METRO. All ELIGIBLE INVOICES for which a fully completed assignment to METRO is received by METRO by 11:00 a.m. on any given BANKING DAY shall be included by METRO on the immediately following BANKING DAY and thereafter for purposed of determining the amount of funds available to be received by CLIENT as an ADVANCE. METRO shall make all reasonable efforts to initiate, by 12:00 noon of a BANKING DAY, a wire transfer to CLIENT of all funds available to CLIENT which have been requested by CLIENT by 10:00 a.m. of the day CLIENT desires such wire transfer to be made.

3. CREDIT APPROVAL. METRO reserves the right to approve credit of any CUSTOMER prior to the purchase of any INVOICE due from such CUSTOMER. METRO may, but shall not be obligated to, establish maximum credit limits upon any CUSTOMER. METRO may withdraw any credit approval at any time before delivery or performance by CLIENT. All INVOICES are purchased by METRO on a RECOURSE BASIS.


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4.   ADVANCES (NET CASH EMPLOYED). CLIENT shall have the right at any time to be advanced funds from METRO in an amount up to 80.0% of the total face amount of outstanding and unpaid INVOICES purchased from CLIENT by METRO, subject to the adequacy of the RESERVE FUND as provided herein. INVOICES offered for sale to METRO on a non-advance basis will not be considered for purposes of this paragraph.

5.   INTEREST, FEES, AND EXPENSES.

     5.1. INTEREST ON NET CASH EMPLOYED. CLIENT agrees to pay interest to METRO upon the NET CASH EMPLOYED at an annual rate equal to the lessor of the BASE LENDING RATE plus 1.5% or the maximum rate allowed by applicable state or federal law. Such interest shall be calculated on a daily basis upon a year consisting of 360 days and shall be due and payable daily as it accrues. BASE LENDING RATE as used herein shall be the BASE LENDING RATE from time to time announced by KeyBank National Association, Cleveland, Ohio on the date such BASE LENDING RATE must be determined. Each change in the BASE LENDING RATE shall be effective without notice to CLIENT on the date on which a change in the BASE LENDING RATE shall have been made by the bank. The bank charges its customers interest at rates at, above, or below its BASE LENDING RATE. The BASE LENDING RATE of KeyBank National Association is currently 4.75%. For purposes of calculating interest, CLIENT'S account shall be credited with payments received by METRO relating to CLIENT after allowance of three (3) banking days (Collection Days). In no event shall the rate charged by METRO exceed the maximum rate of interest permitted by applicable state or federal law. All sums of money which shall not be paid to METRO by CLIENT when due, including deficiencies in the RESERVE FUND, shall bear interest at the highest rate allowed by law from such due date until paid in full. In an EVENT OF DEFAULT and for so long as an EVENT OF DEFAULT persists, METRO may increase the interest rate upon the NET CASH EMPLOYED up to the highest rate allowed by law which rate is presently 18.0% per annum. Any delay in the election to increase such interest rate shall not be deemed a waiver of METRO'S right to do so at any time subsequent to an EVENT OF DEFAULT. On any day the balance of the CLIENT'S RESERVE FUND exceeds the balance of unpaid INVOICES which have been sold to METRO and not repurchased from METRO by CLIENT, METRO shall pay CLIENT interest on such excess balance at an annual rate equal to the BASE LENDING RATE minus 2.0%.

     5.2. FACTOR'S COMMISSION. CLIENT agrees to pay METRO a base commission equal to .75% of the face amount of INVOICES purchased by METRO from CLIENT as consideration for METRO'S services in, among other things, making credit investigations, supervising the ledgering and collection of INVIOCES purchased hereunder, generation of management accounting reports, and assuming the CREDIT RISK when applicable. Such commission shall be due and payable at the time such INVOICES are purchased and shall be deducted from any sums otherwise due CLIENT. Beginning with the 43rd day from date of INVOICE an additional commission of .1% will be due for each ten (10) day period or part thereof that an INVOICE purchased by METRO remains unpaid to METRO. The minimum commission hereunder shall be $5,000 per calendar month or part thereof. For any INVOICES issued on terms greater than "Net 31 days," the base commission shall be increased by 25.0% for each fifteen (15) day period or part thereof that the terms exceed thirty (30) days; provided however, that METRO'S prior written consent to terms exceeding thirty-one (31) days shall be obtained by CLIENT. Notwithstanding anything to the contrary herein, the base commission shall be .5% of the face amount of each INVOICE purchased by METRO from CLIENT which is outstanding as of the effective date of this Agreement. Notwithstanding anything to the contrary herein, for those INVOICES offered for sale to METRO on a non-advance basis the commission shall be .2% of the face amount of such INVOICES.

     5.3. PROCESSING FEES. CLIENT agrees to pay METRO processing fees as follows:

          5.3.1. $.50 per INVOICE purchased by METRO hereunder. CLIENT agrees to an adjustment of such processing fee equivalent to an adjustment of postage rates , if any, established by the United States Postal Service. Notwithstanding anything to the contrary herein, METRO waives the per INVOICE fee for each INVOICE purchased from CLIENT which is outstanding as of the effective date of this Agreement.

          5.3.2. Expedited delivery fees (Federal Express, Express Mail, wire transfers @ $15 each, etc.) incurred by METRO on behalf of CLIENT.


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          5.3.3. $30 per month for tax lien searches on CLIENT in jurisdictions relevant to CLIENT.

          5.3.4. Fees and expenses incurred by METRO for public records search and filing fees (UCC-3 Amendment(s), Continuation(s), etc.)

          5.3.5. 1.0% of the amount of any increase of the MAXIMUM NET CASH EMPLOYED as stated herein.

     5.4. INITIAL SETUP FEE. CLIENT agrees to pay to METRO an origination fee of N/A % of the MAXIMUM NET CASH EMPLOYED and to reimburse METRO for fees and expenses incurred by METRO in the negotiations and preparation of this Agreement. If METRO uses an attorney who is full-time employee of METRO to perform legal services beyond basic documentation such attorney's time shall be charged at the rate of $150 per hour.

     5.5. FIELD REVIEW FEES AND EXPENSES. METRO shall perform two (2) scheduled field reviews at CLIENT'S place of business each twelve (12) months. CLIENT shall pay METRO $500 per review plus reasonable expenses of the reviewer's travel, lodging, and meal incurred in connection therewith, if any.

     5.6. All fees and expenses in this Agreement except the BASE LENDING RATE shall be adjusted on each anniversary date of this Agreement in conformance with increases in "The Consumer Price Index for All Urban Consumers (CPI-U_ for the U.S. City Average of All Items, 1982-84= 100" (herein called CPI) on an unadjusted seasonal basis over such CPI for the month in which the effective date of this Agreement occurs.

6. RESERVE FUND. METRO may reserve and withhold from any payments or credits otherwise to be made to CLIENT an amount in a RESERVE FUND equal to 20.0% of the total outstanding and unpaid face amount of INVOICES purchased by METRO from CLIENT which are ELIGIBLE INVOICES and 100.0% of all such INVOICES which are not ELIGIBLE INVOICES or which are purchased by METRO on a non-advance basis. Any under payments on INVOICES due to a DISPUTE shall be debited to the RESERVE FUND and any over payments on INVOICES to which CLIENT shall be legally entitled shall be credited to the RESERVE FUND. METRO may charge to such RESERVE FUND any indebtedness of CLIENT to METRO. CLIENT shall be obligated to pay METRO deficiencies, if any, in such RESERVE FUND. METRO may withhold such additional amounts in the RESERVE FUND as it may commercially reasonably deem necessary to cover and provide for any DISPUTES, unpaid INVOICES which are more than ninety (90) days old, any other present or potential indebtedness of CLIENT to METRO. RESERVE FUNDS in excess of those necessary to satisfy the above requirements shall be available to be advanced to CLIENT as CLIENT so instructs METRO.

7. HOLD IN TRUST. If any payment of any INVOICES purchased by METRO shall be received by CLIENT from a CUSTOMER, such payment shall be held by CLIENT in trust for METRO, separate and apart from CLIENT'S own funds, and shall be immediately delivered to METRO in identical form in which it was received. Failure to so deliver said payment shall give METRO, at its option, the right to terminate this Agreement provided that METRO has a reasonable basis to believe that such failure to so deliver such payment to METRO was intentional and/or resort to the collection of said sums due from the RESERVE FUND and/or other balances or credits otherwise due to or held for CLIENTS by METRO with notice to CLIENT or to demand immediate payment from CLIENT by cash or cashier's check. Should CLIENT come into possession of a payment comprised of amounts owing to both METRO and CLIENT, CLIENT shall remit such payment in the identical form in which it was received to METRO and METRO shall refund CLIENT'S portion directly to CLIENT or credit CLIENT'S RESERVE FUND with CLIENT'S portion thereof when such check has cleared the bank upon which it was drawn. Without waiving any other right of METRO hereunder, METRO may charge CLIENT a service fee of up to 15.0% of the amount of any INVOICES for which payments due to METRO are not remitted by CLIENT as herein provided, but in no event not less than $25.

8. SETTLEMENT OF DISPUTE. CLIENT shall at its own expense settle all DISPUTES. If an EVENT OF DEFAULT exists which has not been cured within the cure period, if any, designated herein, METRO shall have the right to settle or litigate any DISPUTE directly with the CUSTOMER or other cliamant and METRO may charge to CLIENT'S RESERVE FUND any deficiencies, costs, and expenses including reasonable attorneys' fees incurred in connection with such DISPUTE. In the event of a DISPUTE or other breach of warranty hereunder as to any INVOICE, METRO may in its discretion immediately or at such time as METRO may


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     elect, charge the unpaid balance of the related INVOICE (or an DISPUTED portion thereof) to CLIENT'S RESERVE FUND and such charge to CLIENT'S RESERVE FUND shall be deemed to be a reassignment of such INVOICE to CLIENT, subject to METRO'S retention of its security interest. Notwithstanding anything to the contrary herein, METRO shall give at least ten (10) days prior notice to CLIENT of the terms of any proposed settlement during which time CLIENT shall have the opportunity to pay the full amount of such settlement in immediately available funds.

9. REPURCHASE OF UNPAID INVOICES. If any INVOICE purchase by METRO remains unpaid for any reason ninety (90) days after date of such INVOICE or sooner if in METRO'S sole discretion such INVOICE is determined to be uncollectible, CLIENT agrees to repurchase such INVOICES from METRO at the full face amount of such INVOICE. In any event, if more than 25.0% of a CUSTOMER'S account is unpaid after ninety (90) days from dates of the respective INVOICES, CLIENT agrees to repurchase the entirety of such account.

10. ACCOUNT STATED. All transactions between METRO and CLIENT shall be recorded by METRO and statements of such transactions shall be regularly supplied to CLIENT. Such statement shall be deemed an ACCOUNT STATED unless METRO received writtent notice from CLIENT of any specific exception thereto within sixty (60) days after date of receipt by CLIENT of such statement.

11. WARRANTIES, REPRESENTATIONS, AND COVENANTS OF CLIENT. As an inducement for METRO to enter into this Agreement, and with full knowledge that the truth and accuracy of the WARRANTIES, REPRESENTATIONS, AND COVENANTS in this Agreement are being relied upon by METRO, CLIENT warrants, represents and/or covenants that (a) CLIENT is properly licensed and authorized to operated its business under all applicable state and federal laws in the name and/or trade name designated for CLIENT at the end of this Agreement;
     (b) CLIENT'S business is solvent; (c) Each of CLIENT'S CUSTOMER'S business is solvent to the best of CLIENT'S knowledge and belief; (d) CLIENT has good and clear title to the INVOICES sold and/or assigned to METRO and to all property in which a security interest is granted to METRO herein; (e) Assignment to METRO of each INVOICE purchased by METRO hereunder will thereby vest absolute ownership of such INVOICE in METRO free from any liens, claims, security interests, or equities of third parties; (f) Each INVOICE shall, on the date of assignment, be based upon a bona fide rendering of services or sale of goods or products by CLIENT and shall be valid and enforceable obligation of the CUSTOMER who is designated to be invoiced upon the face of the INVOICE; (g) To the best of CLIENT'S knowledge, such INVOICE shall be accepted and retained by the CUSTOMER without assertion of any DISPUTE and CLIENT agrees to immediately notify METRO in writing of any DISPUTE which may adversely affect payment of any INVOICE assigned or sold to METRO whether such DISPUTE exists at the time such INVOICE is sold to METRO or arises thereafter; (h) Other than as a shareholder of less than 5.0% of a publicly traded company, neither CLIENT nor any employee, officer, director, agent, shareholder, or owner of CLIENT, owns, controls, or in any way whatsoever exercises dominion over the business of any CUSTOMER, the INVOICES of which are sold hereunder to METRO; (i) That no INVOICE (or the goods or services related thereto) sold to METRO hereunder is subject to or affected by any of the following types of agreement: consignment, sale on approval, conditional sale, guaranteed sale, sell or return, buy-back, bill and hold, or any similar type of agreement however named nor is there any debt owing by CLIENT to any CUSTOMER related to any INVOICE sold to METRO hereunder; (j) All financial records, statements, books, or other documents relating to business of CLIENT which are supplied to METRO by CLIENT or any of its authorized representatives, either before or after the signing of this Agreement, are true and accurate; (k) CLIENT will not transfer, pledge, or give a security interest in any of its INVOICES to any other party during the life of this Agreement; (l) CLIENT will not change or modify that payment terms of the original INVOICE unless METRO first consents in writing to such change; (m) CLIENT will not permit a lien or encumbrance to be created upon any of this invoices sold and/or COLLATERAL pledged herein to METRO except those to which METRO consents in writing; (n) CLIENT will maintain such insurance covering CLIENT'S business and/or property of CLIENT'S CUSTOMERS as is customary or required by law for businesses similar to the business of CLIENT and if reasonably deemed necessary for the protection of METRO'S interest in any INVOICES or other COLLATERAL CLIENT shall name METRO as a loss payee of any such insurance; (o) CLIENT will promptly notify METRO in writing of any proposed or actual change in its owners, officers, and/or directors, location of its principal offices, location of the office in which books and records concerning INVOICES and COLLATERAL are kept, change of the CLIENT'S name, death of any co-owner, any sale or purchase of assets of CLIENT out of the regular course of CLIENT'S business, any other material change in the business or financial affairs of CLIENT; (p)CLIENT will promptly pay all sums due MERO when due or declared due; (q) Each INVOICE sold and/or assigned to METRO is genuine and in all respects what it proports to be an is not a duplicate of another INVOICE covering


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     the same charges nor ahs it been invoiced directly by CLIENT to CUSTOMER unless a special written agreement is entered into by CLIENT with METRO concerning the terms of purchase of such INVOICES; (r) CLIENT will fully cooperate with METRO in any litigation between METRO and a CUSTOMER relating to INVOICES purchased and/or assigned to METRO hereunder, including but not limited to furnishing at CLIENT'S expense any witnesses (other than METRO'S employees) and documentation which is or should be under CLIENT'S control; (s) CLIENT will promptly pay when due all federal state and local taxes and will immediately notify METRO in writing if any such taxes are not paid when due; (t) CLIENT will immediately notify METRO of the filing of any Federal Tax Lien or Levy or if any agreement is made with any taxing authority to pay out any due and unpaid taxes; (u) CLIENT will immediately notify METRO of the filing of any petition of bankruptcy by or against CLIENT, the composition of CLIENT'S creditors, or the appointment of a trustee or receiver for CLIENT'S business; (v) CLIENT will immediately notify METRO of any change, or intent to change, the nature of its business as it relates to the products or services presently sold to CUSTOMERS.

12. CHANGE IN OWNERSHIP. METRO shall have the right to immediately terminate this Agreement if control of CLIENT'S ownership changes subsequent to the execution of this Agreement.

13. INVOICING REQUIREMENTS. CLIENT further represents, and/or covenants that all INVOICES submitted for sale to METRO shall be presented to METRO within thirty (30) days after the sale of inventory or goods or the rendering of services or labor related to such INVOICE and shall conform to the following requirements:

     13.1. Be the original INVOICE (unless special written arrangements are made for METRO to purchase INVOICES, the originals of which have already been delivered to CUSTOMER).

     13.2. Be accompanied by as many additional copies as are required by CUSTOMER plus one (1) file copy to be retained by METRO.

     13.3. Be legible.

     13.4. Clearly state CLIENT'S full legal name, physical principal business address, type of entity, if applicable, and the state in which such entity is organized, if applicable (NOTE: In addition, CLIENT'S duly registered assumed or fictitious name may be reflected)

     13.5. Clearly state the full legal name and address of CUSTOMER and the party to whom such INVOICES is to be mailed.

     13.6. If requested by METRO, be accompanied by the original purchase order and/or contract and any amendments or modifications thereof, signed bills of lading (if any), or proof of delivery and acceptance signed by CUSTOMER.

     13.7. Be attached to any supporting information or documentation required by CUSTOMER as a precondition to payment. (NOTE: Copies of any and all such documentation shall also be attached to METRO'S file copy of the related INVOICE).

     13.8. Be stamped or imprinted with a notice of sale of such INVOICE to METRO with instructions to remit payment directly to METRO in language approved by METRO.

     13.9. Except as METRO may otherwise consent in writing, the terms of CUSTOMER'S payment of INVOICES shall be "Net 31 days" or less.

     13.10. CLIENT shall timely issue credit memos when appropriate and immediately deliver two (2) copies of such credit memos to METRO, one (1) of which will be mailed by METRO to the related CUSTOMER.

     13.11. Be verifiable by the CUSTOMER to METRO'S satisfaction.

14. EVENT OF DEFAULT. CLIENT shall be in default of this Agreement upon the happening of any of the following events (herein called EVENT OF DEFAULT): the breach of any warranty, covenant, or representation made herein or in connection herewith, whether written or oral, the filing of an involuntary petition of bankruptcy


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     against CLIENT, or the filing of a voluntary petition in bankruptcy by
     CLIENT. CLIENT will give METRO at least forty-eight (48) hours advance notice of the filing of any voluntary petition of bankruptcy by CLIENT.

15. REMEDIES. Upon the occurrence of an EVENT OF DEFAULT, and at any time thereafter, METRO may elect to declare any and all indebtedness hereby secured immediately due and payable; provided however that CLIENT shall have ten (10) days from the date of written notice by METRO of such EVENT OF DEFAULT to cure such EVENT OF DEFAULT; provided however, that there shall be no prior notice required or period in which to cure an EVENT OF DEFAULT if METRO has a commercially reasonable basis to believe that CLIENT is engaged in fraudulent conduct. METRO shall be entitled to all rights and remedies of a Secured Party under the Uniform Commercial Code of Texas as presently existing or hereafter amended, including the right to enter upon the premises where any COLLATERAL is located and take immediate possession of such COLLATERAL and remove same from such premises. To the extent deemed reasonably necessary by METRO to aid in the collection of its collateral, METRO shall have the right to use any computer hardware or software used by CLIENT pertaining to its accounts receivable. METRO shall be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for collection of said indebtedness and the enforcement of the covenants, warranties, and representations herein and the resort to any one or combination of such remedies provided hereunder shall not prevent the concurrent or subsequent employment of any other appropriate remedy. CLIENT shall be liable to METRO for any deficiencies after foreclosure of METRO'S security interest herein. The waiver by METRO of the breach of any term of this Agreement or the compliance therewith shall not be construed as a waiver of any subsequent breach or compliance. CLIENT agrees to reimburse METRO for any out-of-pocket expenses include, but not limited to, reasonable attorney's fees, court costs, expenses of litigation, and auditor's fees incurred by METRO as a result of an EVENT OF DEFAULT or in connection therewith. METRO'S in-house general counsel's time shall be billed at the rate of $1500 per hour and in-house auditor's time shall be billed at $500 per day or part thereof.

16. JURISDICTION, VENUE, WAIVER OF JURY TRIAL, AGENT FOR SERVICE OF PROCESS. CLIENT agrees that this Agreement is accepted and made in the State of Texas and is subject to the laws of the State of Texas and that all sums due hereunder are payable in the State of Texas. CLIENT subjects itself to the jurisdiction of the courts of the State of Texas and agrees that venue shall be in Dallas County, Texas for the purpose of enforcement of this Agreement. Recognizing the inherent delays of jury trials and desiring a speedy resolution of any litigation between CLIENT and METRO, CLIENT WAIVES ITS RIGHT TO TRIAL BY JURY and agrees to submit all disputed issues to the judge of the court in which any litigation is pending. In the event CLIENT has no agent appointed for the service of process in the State of Texas, CLIENT authorizes service upon the Secretary of the State of Texas on its behalf, provided that METRO has made reasonable efforts to effect personal service upon CLIENT.

17. SECURITY INTEREST. METRO, in addition to the outright ownership of those INVOICES purchased form CLIENT hereunder, is hereby granted a continuing security interest in all of CLIENT'S presently owned and existing and hereafter acquired and arising accounts, chattel paper, inventory, equipment, instruments (including promissory notes), investment property, documents, deposit accounts, letter-of-credit rights, general intangibles, supporting obligations, and to the extent not listed above as original collateral, proceeds and products of the foregoing. All of the foregoing is sometimes collectively called herein COLLATERAL. Such security interest in such COLLATERAL is to be security for any and all obligations or indebtedness of any kind, direct or indirect, absolute or contingent, owing by CLIENT to METRO however incurred or evidenced and however and whenever same shall arive or have arisen. Notwithstanding anything to the contrary herein, METRO'S security interest shall be subject to the terms and conditions of that certain Intercreditor Agreement by and among CLIENT, METRO, and John R. Folkerth.

18. FINANCIAL STATEMENTS, BOOKS AND RECORDS, AND RIGHT OF INSPECTION. As often as such are prepared, but no less than within sixty (60) days after the close of each quarter , CLIENT shall furnish METRO with a copy of CLIENT'S most recent profit and loss statement and balance sheet. Within ninety (90) days after the close of each fiscal year, CLIENT shall furnish METRO with a profit and loss statement and balance sheet as of the close of such fiscal year, prepared and signed by a certified public accountant. CLIENT agrees to timely furnish METRO such additional financial information, as METRO shall request. CLIENT agrees to provide METRO by the 10th day of each month a detailed accounts receivable aging reflecting all open and unpaid INVOICES for all non-factored CUSTOMERS as of the last day of the immediately preceding month. METRO and METRO'S agents shall have the right at all times between the hours of 8:00 a.m. and 6:00 p.m.


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     Monday through Friday to examine and make extracts from all books and records of CLIENT. Failure to comply with this paragraph may at METRO'S discretion be deemed an EVENT OF DEFAULT.

19. INDEMNITY. All taxes and governmental charges imposed upon CLIENT with respect to the sale of inventory or goods or the rendering of services or labor by CLIENT shall be the sole responsibility of CLIENT and CLIENT shall indemnify and hold METRO harmless from and against all liabilities for any acts or omissions of CLIENT.

20. NON-ASSIGNABILITY BY CLIENT; ASSIGNABILITY BY METRO. CLIENT may not assign any of its rights or obligations hereunder without METRO'S prior written consent; however, METRO may assign any of its rights and remedies with respect to CLIENT, including METRO'S rights in all INVOICES purchased hereunder and all COLLATERAL described herein as security for loans to METRO.

21. AGREEMENT BINDING. This Agreement shall be binding upon CLIENT and METRO, their heirs, successors, and assigns.

22. SEVERABILITY. The provisions of this Agreement are severable and if any of these provisions shall be held by any court of competent jurisdiction to be unenforceable such holdings shall not affect or impari any other provisions hereof.

23.  ENTIRE AGREEMENT. It is expressly acknowledged and agreed by CLIENT that
     (a) No representations have been made whether oral or written, except as expressly set forth in this Agreement or in a writing signed by a corporate officer of METRO, or (b) If any such representations have been made and are not expressly set forth herein, that any such representations have no binding effect whatsoever. CLIENT has not relied on any inducement to enter into this Agreement except as wholly set forth herein or as communicated in writing by a duly constituted and authorized corporate officer of METRO. This Agreement may only be changed, modified, supplemented or amended by a written document signed by all parties hereto. This Agreement may be signed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same agreement, whether signed and delivered via facsimile or otherwise.

24. NOTICES. Notices from either party to the other shall be given in writing and delivered via facsimile and/or mailed postage prepaid, registered or certified mail, or placed in the hands of a national overnight delivery service addressed to the addresses set forth at the end of this Agreement, or at such other address as either party may advise the other in writing. If mailed, notice shall be deemed to have been received three (3) days after the date of the postmark. Otherwise, notice shall be deemed to be received upon actual receipt thereof, and if via facsimile, a confirmation thereof shall constitute acknowledgement of receipt thereof.

25. ACCEPTANCE, TERM, AND TERMINATION. This Agreement will become effective when accepted by METRO as evidenced by signature of any duly authorized officer of METRO, shall continue for a term of one (1) year hereafter (the "Initial Term") , and shall be automatically renewed thereafter for successive periods of one (1) year (the "Renewal Term") unless terminated as provided herein. METRO and CLIENT shall have the right to terminate this Agreement at the end of the Initial TERM or at the end of any Renewal Term by giving the other at least ninety (90) days prior written notice of such intended termination. Notwithstanding the foregoing, CLIENT shall have the right to terminate this Agreement (a) at any time prior to the end of the Initial Term or any Renewal Term by giving METRO at least five (5) business days prior written notice CLIENT'S intent to terminate and by paying to METRO, for loss of the bargain and not as a penalty, an early termination fee equal to the greater of (i) $5,000 or (ii) 50.0% of the average monthly total commission and interest paid by CLIENT to METRO during the six (6) calendar months (or part thereof if less than six (6) calendar months has elapsed from the effective date of this Agreement to the termination date) immediately preceding the termination date multiplied by the number of calendar months or part thereof remaining from the termination date to the end of the respective TERM hereof or (b) without an early termination fee if CLIENT'S Lowe's Master Standard Buying Agreement in effect as of the effective date of this Agreement as same may be from time to time amended, modified, restated, or substituted for is terminated by Lowe's Companies, Inc. provided that METRO has been paid aggregate commissions pursuant to this Agreement of at least $50,000 as of the date of termination of this Agreement and provided that CLIENT gives METRO written notice of such intended termination at least thirty (30 ) days prior to such intended termination date. If CLIENT ceases to offer for sale to METRO any INVOICES for a continuous period of thirty (30) days or more, METRO may deem such action as notice of early termination by CLIENT. Such early termination fee shall be in addition to the NET CASH


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     EMPLOYED and all unpaid fees and expenses due to METRO as of the termination date. Notwithstanding any such termination notice, CLIENT shall have no right to terminate this Agreement until all obligations (direct or contingent) owing by CLIENT to METRO hereunder or otherwise shall have been paid in full, whether or not such obligations are due or are to become due in the future and CLIENT and any guarantors of CLIENT, may request have executed and delivered to METRO a general release in a form reasonably satisfactory to METRO by which METRO and all its owners, directors, officers, employees, and agents shall be released of any liability to CLIENT and CLIENT'S guarantors for any acts or omissions in relation to this Agreement and any other Agreement related to CLIENT. Upon the occurrence of an EVENT of DEFAULT which is not cured within the applicable cure period, if any, METRO may at METRO'S election consider such occurrence an anticipatory repudiation of this Agreement and/or immediately terminate this Agreement as to future transactions. No termination of this Agreement shall in any way affect or impair any right of METRO arising prior thereto or by reason thereof, nor shall any such termination relieve CLIENT or any of its guarantors of any obligation to METRO under this Agreement or otherwise until all of said obligations are fully paid and performed, nor shall any such termination affect any right or remedy of METRO arising from any such obligation, and all agreements, warranties, representations, and covenants of CLIENT or its guarantors shall survive termination. In the event that CLIENT shall have breached any provision of this Agreement or if notice of termination is given by either party, the RESERVE FUND and any other balances or credits otherwise due by METRO to CLIENT may be retained and applied by METRO from time to time upon any indebtedness then or thereafter due from CLIENT and the RESERVE FUND may at METRO'S discretion upon such breach or notice of termination, be increased to an amount equal to the then total unpaid face amount of all INVOICES purchased by METRO hereunder and other present or potential indebtedness of CLIENT to METRO, whether matured or unmatured. In such an event, as the RESERVE FUND exceeds all present and potential indebtedness of CLIENT to METRO, METRO shall remit such excess to CLIENT upon request by CLIENT.

26. POWER OF ATTORNEY. In order to carry out this Agreement, CLIENT irrevocably appoints METRO, or any authorized designee of METRO, as CLIENT'S special attorney-in-fact with power:

     26.1. To delete CLIENT'S addresses on all INVOICES sold and/or assigned to METRO by CLIENT and insert METRO'S address in its place.

     26.2. To receive, accept, open and dispose of all mail addressed to CLIENT which may come into METRO'S possession. METRO will timely forward to CLIENT all mail other than checks and remittance advices.

     26.3. To endorse the name of CLIENT on any checks or other instruments or evidence of payment that may come into the possession of METRO on INVOICES purchased by METRO from CLIENT or in which CLIENT has granted METRO a security interest.

     26.4. In CLIENT'S name, or otherwise, to demand, sue for, collect and obtain released for any and all monies due or to become due on INVOICES purchased by METRO from CLIENT or in which CLIENT has granted METRO a security interest.

     26.5. To compromise, prosecute or defend any action, claim or proceeding as to INVOICES purchased by METRO from CLIENT or in which CLIENT has granted METRO a security interest.

     26.6. To notify, direct or instruct CLIENT'S CUSTOMER in CLIENT'S name of the proper remittance address and of procedures for making payment on any INVOICES that are sold to METRO by CLIENT or in which CLIENT has granted METRO a security interest.

     26.7. To execute on CLIENT'S behalf and file such UCC financing statements as METRO may deem necessary in order to perfect and maintain the security interests granted by CLIENT in accordance with this and ant other agreement between CLIENT and METRO, and CLIENT further agrees that METRO may file this Agreement or a copy thereof as such UCC financing statement.

     26.8. To do any and all things in CLIENT'S name necessary and proper to carry out the purposes intended by this Agreement.

27. This Agreement includes all assumed names, tradestyles, and divisions of CLIENT unless specifically agreed to in writing by METRO. Further, notwithstanding anything herein to the contrary, this Agreement is condi-


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     tioned upon there being not substantial change in the nature of CLIENT'S business, which is presently the manufacturing and retailing of power woodworking tools and related products.

28. This Agreement is contingent upon the delivery of the Validity Guaranty Agreements of John Randolph Folkerth, Sr. and Robert L. Folkerth and ancillary documentation to METRO, all in a form approved by METRO.

29. CLIENT WARRANTS AND REPRESENTS TO METRO THAT CLIENT HAS READ THIS AGREEMENT IN ITS ENTIRETY PRIOR TO SIGNING ANG THAT PRIOR TO SIGNING THIS AGREEMENT ALL BLANKS WERE FILLED IN (EXCEPT FOR DATES AND SIGNATURES) AND ALL ALTERATIONS OF THIS AGREEMENT WERE INITIALED BY CLIENT.



CLIENT: SHOPSMITH, INC. (an Ohio corporation)

By: /s/ Robert Folkerth

Robert L. Folketh, President

Date Signed: 12/27/01

Physical Address: 6530 Poe Avenue, Dayton, Montgomery County, Ohio 45414

Mailing Address: Same

Attested By: /s/ John R. Folkerth

John R. Folkerth, Chairman

METRO FACTORS, INC.

By: /s/Richard Vong

Its: President

Date Signed: 12/30/01

Physical Address: 8144 Walnut Hill Lane, Suite 900, Dallas, Dallas County, Texas 75231-4316

Mailing Address: P.O. Box 38604, Dallas, Dallas County, Texas 75238

Attested By: /s/ Laura Kelley

Laura Kelley, Assistant Secretary





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